                                                                   EXHIBIT 10.30

                                                    POLICY NUMBER: 485-58-59 R/N

               [SYMBOL NOT SHOWN] AMERICAN INTERNATIONAL COMPANIES

                      DIRECTORS AND OFFICERS LIABILITY AND
                 PRIVATE COMPANY REIMBURSEMENT INSURANCE POLICY


  [ ]  AIU Insurance Company                  [ ]    Illinois National Insurance Company

  [ ]  New Hampshire Insurance Company        [ ]    National Union Fire Insurance Company of
                                                     Pittsburgh, Pa.

  [ ]  Granite State Insurance Company        [ ]    Birmingham Fire Insurance Company of
                                                     Pennsylvania

  [ ]  American International South
       Insurance Company

                (each of the above being a capital stock company)

         NOTICE: EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS GENERALLY LIMITED TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD AND REPORTED IN WRITING TO THE INSURER PURSUANT TO THE TERMS HEREIN. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER.

         NOTICE: THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.

         NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, WITH RESPECT TO EMPLOYMENT PRACTICES CLAIMS, THE INSURER MAY UNDER CERTAIN CONDITIONS TENDER THE DEFENSE OF A CLAIM. IN ALL EVENTS, THE INSURER MUST ADVANCE DEFENSE COSTS PAYMENTS PURSUANT TO THE TERMS HEREIN PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                  DECLARATIONS

ITEM 1.  NAMED CORPORATION:                          WINK COMMUNICATIONS

         MAILING ADDRESS:                            1001 MARINA VILLAGE PARKWAY
                                                      ALAMEDA, CA 94501

         STATE OF INCORPORATION OF THE NAMED CORPORATION: California

         NAMED PARENT: N/A

ITEM 2. SUBSIDIARY COVERAGE: any past, present or future Subsidiary of the Named Corporation

ITEM 3. POLICY PERIOD: From: JUNE 01, 1997 To: JUNE 01, 1998 (12:01 A.M. standard time at the address stated in Item 1.)

ITEM 4. LIMIT OF LIABILITY: $1,000,000 aggregate for Coverages A, B and C combined (including Defense Costs)

ITEM 5.  RETENTION:

         EMPLOYMENT PRACTICES CLAIMS

         Judgments, Settlements and Defense Costs            None
         (Non-indemnifiable Loss)

         Judgments, Settlements and Defense Costs            $25,000 for Loss arising from Claims
         (Coverage C(iii) and Indemnifiable Loss)            alleging the same Wrongful Act or
                                                             related Wrongful Acts (waivable under
                                                             Clause 6 in certain circumstances)

         OTHER CLAIMS:

         Judgments, Settlements and Defense Costs (Non-
         Indemnifiable Loss)                                 None

         Judgments, Settlements and Defense Costs            $25,000 for Loss arising from Claims
         (Indemnifiable Loss)                                alleging the same Wrongful Act or
                                                             related Wrongful Acts

ITEM 6.  CONTINUITY DATES:


         A.    All Coverages (For Claims other than                June 01, 1997
               Coverage C(iii) and Outside Entity
               Coverage):

         B.    Coverages C(iii)                                    June 01, 1997

         C.    Outside Entity coverage: Per Outside Entity:        June 01, 1997

ITEM 7.  PREMIUM:  $6,000

ITEM 8.  NAME AND ADDRESS OF INSURER ("Insurer"):
         (This policy is issued only by the insurance company indicated below.)

         National Union Fire Insurance Company of Pittsburgh, Pa.
         70 Pine Street
         New York, NY 10270

         IN WITNESS WHEREOF, the Insurer has caused this policy to be signed on the Declarations Page by its President, Secretary and a duly authorized representative of the Insurer.



/s/ Elizabeth M. Tuck                   /s/ Kristan P. Moor
SECRETARY                               PRESIDENT


Goldman, Richard N & Co
One Bush Street, 9th Floor
San Francisco, CA 94104


/s/ Tracy R. Sogal
AUTHORIZED REPRESENTATIVE

                               [SYMBOL NOT SHOWN]
                        AMERICAN INTERNATIONAL COMPANIES

              DIRECTORS AND OFFICERS LIABILITY AND PRIVATE COMPANY
                         REIMBURSEMENT INSURANCE POLICY

         In consideration of the payment of the premium, and in reliance upon the statements made to the Insurer by application forming a part hereof and its attachments and the material incorporated therein, the insurance company designated in Item 8 of the Declarations, herein called the "Insurer", agrees as follows:

1.       INSURING AGREEMENTS

         COVERAGE A: DIRECTORS AND OFFICERS INSURANCE

         This policy shall pay the Loss of each and every Director or Officer of the Company arising from a Claim first made against the Directors or Officers during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act in their respective capacities as Directors or Officers of the Company except when and to the extent that the Company has indemnified the Directors or Officers. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition. This Coverage A does not apply to an Employment Practices Claim.

         COVERAGE B: PRIVATE COMPANY REIMBURSEMENT INSURANCE

         This policy shall pay the Loss of the Company arising from a Claim first made against the Directors or Officers of the Company during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act in their respective capacities as Directors or Officers of the Company, but only when and to the extent that the Company has indemnified the Directors or Officers for such Loss pursuant to law, common or statutory, or contract, or the Charter or By-laws of the Company duly effective under such law which determines and defines such rights of indemnity. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition. This Coverage B does not apply to an Employment Practices Claim.

         COVERAGE C: EMPLOYMENT PRACTICES LIABILITY INSURANCE

         This policy shall pay the Loss of:

         (i) each and every Director, Officer or employee of the Company arising from an Employment Practices Claim first made against such Insured during the Policy Period or the

         Discovery Period (if applicable) an reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act in their respective capacities as Directors, Officers or employees, except when and to the extent that the Company has indemnified such Insured; or

         (ii) the Company arising from an Employment Practices Claim first made against a Director, Officer or employee of the Company during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act in their respective capacities as Directors, Officers or employees, but only when and to the extent that the Company has indemnified such Insured pursuant to law, common or statutory, or contract, or the Charter or By-laws of the Company duly effective under such law which determines and defines such rights of indemnity; and

         (iii) the Company arising from an Employment Practices Claim first made against the Company , during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act, so long as such Claim is also made and continuously maintained against at least one Director, Officer or employee of the Company.

         In accordance with and subject to Clause 8 and subject otherwise to the terms and conditions of the policy, the Insured may at its option tender the defense of an Employment Practices Claim for which coverage is provided by this policy to the Insurer. Regardless of whether the defense is so tendered, the Insurer shall advance Defense Costs of such Claim prior to its final disposition. Selection of counsel to defend a Class Employment Practices Claim shall be made in accordance with Clause 9 of the policy.


2.       DEFINITIONS

         (a)      "Claim" means:

                  (1) a written demand for monetary or non-monetary relief, or

                  (2) a civil, criminal or administrative proceeding for monetary or non-monetary relief which is commenced by:

                           (i) service of a complaint or similar pleading; or

                           (ii) return of an indictment (in the case of a criminal proceeding); or

                           (iii)receipt or filing of a notice of charges.

         The term "Claim" shall include an Employment Practices Claim.

         (b)      The "Company" means: (1) the Named Corporation designated in
                  Item 1. of the Declarations; (2) any Subsidiary thereof, and
                  (3) the Named Parent.

         (c)      "Continuity Date" means the date set forth in:

                           (1) Item 6A of the Declarations with respect to all coverages other than Coverage C (iii) and Outside Entity coverage; or

                           (2) Item 6B of the Declarations with respect to Coverage C (iii) only; or

                           (3) Item 6C of the Declarations with respect to Claims against a Director or Officer of the Company arising out of such Director or Officer serving as a director, officer, trustee or governor of an Outside Entity.


         (d) "Defense Costs" means reasonable and necessary fees, costs and expenses consented to by the Insurer (including premiums for any appeal bond, attachment bond or similar bond, but without any obligation to apply for or furnish any such bond) resulting solely from the investigation, adjustment, defense and appeal of a Claim against the Insureds, but excluding salaries of Officers or employees of the Company.

         (e)      "Director(s) or Officer(s)" or "Insured(s)" means:.

                           (1) any past, present or future duty elected or appointed Directors or Officers of the Company. Coverage will automatically apply to all new Directors and Officers after the inception date of this policy; or

                           (2) in the event the Company operates outside the United States, then the terms "Director(s) or Officer(s)" or "Insured(s)" shall also mean those titles, positions or capacities in such foreign Company which is equivalent to the position of Director or Officer in a corporation incorporated within the United States. Coverage will automatically apply to a new Directors and Officers after the inception date of this policy; or

                           (3) with respect to Employment Practices Claims only, the terms "Director(s) or Officer(s)" or "Insured(s)" shall include: (i) any past, present or future employee of the Company, whether such employee is in a supervisory, co-worker or subordinate position or otherwise and (ii) the Company to the extent described in Insuring Clause C (iii). Coverage shall apply to all new employees after the inception date of the policy.

         (f) "Employment Practices Claim" means a Claim made against an Insured relating to a past, present or prospective employee of the Company arising out of: (1) any actual or alleged wrongful dismissal, discharge or termination (either actual or constructive) of employment; (2) employment related misrepresentation; (3) wrongful failure to employ or promote;
                  (4) wrongful deprivation of career opportunity; (5) wrongful discipline; (6) failure to grant tenure or negligent employee evaluation; (7) failure to provide adequate employee policies and procedure; (8) sexual or workplace harassment of any kind, (including the alleged creation of a harassing workplace environment); or (9) unlawful discrimination, (including sexual or workplace harassment or creation of a harassing workplace environment) whether direct, indirect, intentional or unintentional.

         (g) "Loss" means damages, judgments, settlements and Defense Costs; however, Loss shall not include civil or criminal fines or penalties imposed by law, punitive or exemplary damages, the multiplied portion of multiplied damages, taxes, any amount for which the Insureds are not financially liable or which are without legal recourse to the Insureds, or matters which may be deemed uninsurable under the law pursuant to which this policy shall be construed.

                  With respect to an Employment Practices Claim, "Loss" shall not include:

                  (1) any obligation pursuant to any workers' compensation, disability benefits, unemployment compensation, unemployment insurance, retirement benefits, social security benefits or similar law; or

                  (2) (i) front pay, future damages or other future economic relief or (ii) any employment-related benefits (other than back pay) to which the claimant would have been entitled as an employee had the Insured provided the claimant with a continuation, reinstatement or commencement of employment; or

                  (3) any liability or costs incurred by any Insured to modify any building or property in order to make said building or property more accessible or accommodating to any disabled person.

         (h) "Named Parent" means the Named Parent designated in Item 1 of the Declarations.

                  Coverage as is afforded under this policy with respect to a Claim made against the Named Parent or a Director or Officer of the Named Parent shall only apply if: (1) such Claim relates to a Wrongful Act committed by a Director or Officer of the Company (other than the Named Parent); and (2) a Director or Officer of the Company (other than the Named Parent) is and remains a defendant in the action along with such Director or Officer of the Named Parent.

                           A corporation ceases to be a Named Parent when it ceases to own more than 50% of the issued and outstanding voting stock of the Named Corporation, either directly, or indirectly through one or more of its subsidiaries.

                           In all events coverage as is afforded under laws policy with respect to a Claim made against the Directors or Officers of the Named Parent, or an Employment Practices Claim made against the Named Parent shall not apply to any Wrongful Act committed or allegedly committed after the time that such Named Parent ceases to be a Named Parent.


         (i) "No Liability" means with respect to an Employment Practices Claim made against the Insured(s): (1) a final judgment of no liability obtained prior to trial, in favor of all Insureds, by reason of a motion to dismiss or a motion for summary judgment, after the exhaustion of all appeals, or (2) a final judgment of no liability obtained after trial, in favor of all Insureds, after the exhaustion of all appeals. In no event shall the term "No Liability" apply to an Employment Practices Claim made against an Insured for which a settlement has occurred.

         "Outside Entity" Means:

                  (1) a not-for-profit organization under section 501(c)(3) of the internal Revenue Code of 1986 (as amended); or

                  (2) any other corporation, partnership, joint venture or other organization listed by endorsement to this policy.

         (k) "Policy Period" means the period of time from the inception date shown in Item 3 of the Declarations to the earlier of the expiration date shown in Item 3 of the Declarations or the effective date of cancellation of this policy, however, to the extent that coverage under this policy replaces coverage in other policies terminating at noon standard time on the inception date of such coverage hereunder, then such coverage as is provided by this policy shall not become effective until such other coverage has terminated.

         (l)      "Subsidiary" means:

                           (1) any corporation of which the National Corporation owns on or before the inception of the Policy Period more than 50% of the issued and outstanding voting stock either directly, or indirectly through one or more of its Subsidiaries;

                           (2) automatically any corporation whose assets total less than 10% of the total consolidated assets of the Company ( defined here to refer only to Clause 2, Definition
                                    (b)(1) and (2), and not to include the Named
                                    Parent) as of the inception date of this policy, which corporation becomes a Subsidiary during the Policy Period. The Named Corporation shall provide the Insurer with full particulars of the new Subsidiary-before the end of the Policy Period;

                           (3) a corporation which becomes a Subsidiary during the Policy Period (other than a corporation described in paragraph (2) above) but only upon the condition that within 90 days of its becoming a Subsidiary, the Named Corporation shall have provided the Insurer with full particulars of the new Subsidiary and agreed to any additional premium and/or amendment of the provisions of this policy required by the Insurer relating to such new Subsidiary. Further, coverage as shall be afforded to the new Subsidiary is conditioned upon the Named Corporation paying when due any additional premium required by the Insurer relating to such new Subsidiary.

                                    A corporation becomes a Subsidiary when the Named Corporation owns more than 50% of the issued and outstanding voting stock, either directly, or indirectly through one or more of its Subsidiaries. A corporation ceases to be a Subsidiary when the Named Corporation ceases to own more than 5O% of the issued and outstanding voting stock, either directly, or indirectly through one or more of its Subsidiaries.

                                    In all events, coverage as is afforded under this policy with respect to a Claim made against a Director or Officer of any Subsidiary, or an Employment Practices Claim against any Subsidiary shall only apply for Wrongful Acts committed or allegedly committed after the effective time that such Subsidiary became a Subsidiary and prior to the time that such Subsidiary ceased to be a Subsidiary.

         (m)      "Wrongful Act" means:

                  (1) with respect to individual Directors or Officers, any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Directors or Officers in their respective capacities as such, or any matter claimed against them solely by reason of their status as Directors or Officers, or any matter claimed against the Directors or Officers of the Company arising out of their serving as a director, officer, trustee or governor of an Outside Entity in such capacity, but only if such service is at the specific written request or direction of the Company.

                  (2) with respect to the Company under Insuring Clause C(iii), any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Company, but solely with respect to an Employment Practices Claim.


  3.     EXTENSIONS

         Subject otherwise to the terms hereof, his policy shall cover Loss arising from any Claims made against the estates, heirs, or legal representatives of deceased Directors or Officers, and the legal representatives of Directors or Officers in the event of incompetency, insolvency or bankruptcy, who were Directors or Officers at the time the Wrongful Acts upon which such Claims are based were committed.

         Subject otherwise to the terms hereof, this policy shall cover Loss arising from all Claims made against the lawful spouse (whether such status is derived by reason of statutory law, common law or otherwise of any applicable jurisdiction in the world) of an individual Director or Officer for all Claims arising solely out of his or her status as the spouse of an individual Director or Officer, including a Claim that seeks damages recoverable from marital community property, property jointly held by the individual Director or Officer and the spouse, or property transferred from the individual Director or Officer to the spouse; provided, however, that this extension shall not afford coverage for any Claim for any actual or alleged Wrongful Act of the spouse, but shall apply only to Claims arising out of any actual or alleged Wrongful Acts of an individual Director or Officer, subject to the policy's terms, conditions and exclusions.

  4.     EXCLUSIONS

         The Insurer shall not be liable to make any payment for Loss in connection with a Claim made against an Insured:

         (a) arising out of, based upon or attributable to the gaining in fact of any profit or advantage to which an Insured was not legally entitled;

         (b) arising out of, based upon or attributable to the committing in fact of any criminal or deliberate fraudulent act;

                  [The Wrongful Act of a Director or Officer shall not be imputed to any other Director or Officer for the purpose of determining the applicability of the foregoing exclusions 4(a) and 4(b)]

         (c) for emotional distress, or for injury from libel or slander, or defamation or disparagement, or for injury from a violation of a person's right of privacy; provided, however, this exclusion shall not apply to an Employment Practices claim;

         (d) alleging, arising out of, based upon or attributable to the facts alleged, or to the same or related Wrongful Acts alleged or contained in any claim which has been reported, or in any circumstances of with notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

         (e) alleging, arising out of, based upon or attributable to any pending or prior litigation as of the Continuity Date, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation;

         (f) with respect to Coverage C (iii) only, for any Wrongful Act occurring prior to the Continuity Date, if the Insured knew o r could have foreseen that such Wrongful Act could lead to an Employment Practices Claim under this policy;

         (g) with respect to serving as a director, officer, trustee or governor of an Outside Entity, for any Wrongful Act occurring prior to the Continuity Date if the Insured knew or could have reasonably foreseen that such Wrongful Act could lead to a Claim under this policy;

         (h) alleging, arising out of, based upon or attributable to any actual or alleged act or omission of the Directors or Officers of the Company serving in their capacities as directors, officers, trustees or governors of any other entity, other than the Company or an Outside Entity, or by reason of their status as directors, officers, trustees or governors of such other entity;


         (i) which is brought by any Insured or by the Company provided, however, this exclusion shall not apply to:

                  (1) any Claim brought by an Insured where such Claim is in the form of a cross-claim or third-party claim for contribution or indemnity which is part of and results directly from a Claim which is not otherwise excluded by the terms of his policy; or

                  (2) an Employment Practices Claim brought by an employee other than an employee who is or was a Director of the Named Corporation or the Named Parent.

         Provided further, however, in the event that an Insured brings a cross-clam or third-party claim, as described in sub-paragraph (1), against another Insured, then solely with respect to the Insured who brings the cross-claim or third-party claim the Insurer shall not be liable for any Loss in connection with the Claim made against such Insured out of which such cross-claim or third-party claim results;

         (j) for any Wrongful Act arising out of the Insured serving as a director, officer, trustee or governor of an Outside Entity if such Claim is brought by the Outside Entity or by any director, officer, trustee or governor thereof,

         (k) for bodily injury, sickness, disease, or death of any person, or damage to or destruction of any tangible property, including the loss of use thereof,

         (1) alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly:

                  (1) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants; or

                  (2) any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants, including but not limited to a Claim alleging damage to the Company or its securities holders.

         Pollutants include (but is not limited to) any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes (but is not limited to) materials to be recycled, reconditioned or reclaimed;

         (m) for violation(s) of any of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974, the Fair Labor Standards Act (except the Equal Pay Act), the National Labor Relations Act, the Worker Adjustment and Retraining Notification Act, the Consolidated Omnibus Budget Reconciliation Act, the Occupational Safety and Health Act, any rules or regulations of the foregoing promulgated thereunder, and amendments thereto or any similar provisions of any federal, state or local statutory law or common law;

         (n)      alleging, arising out of, based upon or attributable to:

                  (1) the purchase or sale, or offer or solicitation of an offer to purchase or sell, any securities of the Company, Outside Entity or an Affiliate ("Offering of Securities"); or

                  (2) any Claim brought by a securities holder of the Company or an Affiliate whether directly, or derivatively on behalf of the Company, Outside Entity or an Affiliate, or by class action;

         provided, however, this exclusion shall not apply to any Offering of Securities by the Company in the event that within 30 days prior to the effective time of such Offerings of Securities: (1) the Company gives written notice of such Offering of Securities to the Insurer, together with all particulars and underwriting information required thereto; and
         (2) the Company accepts such terms, conditions and additional premium required by the Insurer for such coverage. Such coverage is also subject to the Company paying when due any such additional premium. In the event the Company gives written notice and all particulars pursuant to (1) above then the Insurer shall offer a quote relating to such Offering of Securities within 30 days of receipt of such written notice and particulars, subject to any terms, conditions and additional premium as the Insurer may in its discretion require.

         The term "Affiliate" means (i) any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or in common control with, the Company, or (ii) any person or entity that directly, or indirectly through one or more intermediaries is a successor in interest to the Company.

         (o) alleging, arising out of, based upon or attributable to any actual or alleged liability of an Insured under any express employment contract or agreement; provided, however, that this exclusion shall not apply if the Insured would have had such liability even in the absence of such contract or agreement.


  5.     LIMIT OF LIABILITY (FOR ALL LOSS - INCLUDING DEFENSE COSTS)

         The Limit of Liability stated in Item 4 of the Declarations is the limit of the Insurer's liability for all Loss, under Coverage A, Coverage B and Coverage C combined, arising out of all Claims first made against the Insureds during the Policy Period or the Discovery Period (if applicable); however, the Limit of Liability for the Discovery Period shall be part of, and not in addition to, the Limit of Liability for the Policy Period. Further, any Claim which is made subsequent to the Policy Period or Discovery Period (if applicable) which pursuant to Clause 7(b) or 7(c) is considered made during the Policy Period or Discovery Period shall also be subject to the one aggregate Limit of Liability stated in Item 4 of the Declarations.

         Defense Costs are not payable by the Insurer in addition to the limit of liability. Defense Costs are part of Loss and as such are subject to the Limit or Liability for Loss.

  6.     RETENTION CLAUSE

         The Insurer shall only be liable for the amount of Loss arising from a Claim which is in excess of the Retention amount stated in Item 5 of the Declarations, such Retention amount to be borne by the Company and/or the Insureds and shall remain uninsured, with regard to all Loss under (1) Coverage A, B or C (i), or C(ii) for which the Company has indemnified or is permitted or required to indemnify the Director(s) or Officer(s) ("Indemnifiable Loss") or (2) Coverage C (iii) A single Retention amount shall apply to Loss arising from all Claims alleging the same Wrongful Act or related Wrongful Acts.

         Notwithstanding the foregoing, solely with respect to an Employment Practices Claim under this policy, no Retention shall apply for an Employment Practices Claim in the event of a determination of No Liability of all Insureds, and the Insurer shall thereupon reimburse the Defense Costs paid, as the case may be, by the Company or an Insured.

  7.     NOTICE/CLAIM REPORTING PROVISIONS

         NOTICE HEREUNDER SHALL BE GIVEN IN WRITING TO THE INSURER NAMED IN ITEM 8 OF THE DECLARATIONS AT THE ADDRESS INDICATED IN ITEM 8 OF THE DECLARATIONS. IF MAILED, THE DATE OF MAILING SHALL CONSTITUTE THE DATE THAT SUCH NOTICE WAS GIVEN AND PROOF OF MAILING SHALL BE SUFFICIENT PROOF OF NOTICE.

         (a) The Company or the Insureds shall, as a condition precedent to the obligations of the Insurer under this policy, give written notice to the Insurer of any Claim made against an Insured as soon as practicable and either:

                  (1) anytime during the Policy Period or during the Discovery Period (if applicable); or

                  (2) within 30 days after the end of the Policy Period or the Discovery Period (if applicable), as long as such Claim is reported no later than 30 days after the date such Claim was first made against an Insured.

         (b) If written notice of a Claim has been given to the Insurer pursuant to Clause 7(a) above, then any Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to the facts alleged in the Claim for which such notice has been given, or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged in the Claim of which such notice has been given, shall be considered made at the time such notice was given.

         (c) If during the Policy Period or during the Discovery Period (if applicable) the Company or the Insureds shall become aware of any circumstances which may reasonably be expected to give rise to a Claim being made against the Insureds and shall give written notice to the Insurer of the circumstances and the reasons for anticipating such a Claim, with full particulars as to dates, persons and entities ;involved, then any Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to such circumstances or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged or contained in such circumstances, shall be considered made at the time such notice of such circumstances was given.


  8. DEFENSE COSTS, SETTLEMENTS, JUDGMENTS (INCLUDING THE ADVANCEMENT OF DEFENSE COSTS)

         The Insurer does not assume any duty to defend. The Insureds shall defend and contest any Claim made against them.

         With respect to an Employment Practices Claim, the Insureds shall have the right to tender the defense of the Claim to the Insurer, which right shall be exercised in writing by the Named Corporation on behalf of all insured to the Insurer pursuant to Clause 7 of this policy. This right shall terminate if not exercised within 30 days of the date the Employment Practices Claim is first made against an Insured. Further, from the date the Employment Practices Claim is first made against the Insureds to the date when the Insurer accepts the tender of the defense of such Claim, the Insureds shall take no action, or fail to take any required action, that prejudices the rights of the Insureds or the Insurer with respect to such Claim. Provided that the Insureds have complied with the foregoing, the Insurer shall be obligated to assume the defense of the Employment Practices Claim alleging a Wrongful Act, even if such Employment Practices Claim is groundless, false or fraudulent. The assumption of the defense of the Employment Practices Claim shall be effective upon written confirmation thereof sent by the Insurer to the Named Corporation. Once the defense has been so tendered, the Insured shall have the right to effectively associate with the Insurer in the defense of such Employment Practices Claim, including, but not limited to, negotiating a settlement, subject to the provisions of this Clause 8. However, the Insurer shall not be obligated to defend such Employment Practices Claim after the Limit of Liability has been exhausted, or after an Insured's rejection of a settlement offer as described in this Clause 8.

         Under Coverage A and Coverage B and Coverage C, when the Insurer has not assumed the defense of an Employment Practices Claim pursuant to Clause 8, the Insurer shall advance, at the written request of the Insured, Defense Costs prior to the final disposition of a Claim. Such advance payments by the Insurer shall be repaid to the Insurer by the Insureds or the Company, severally according to their respective interests, in the event and to the extent that the Insureds or the Company shall not be entitled under the terms and conditions of this policy to payment of such Loss.

         The Insureds shall not admit or assume any liability, enter into any settlement agreement, stipulate to any judgment, or incur any Defense Costs without the prior written consent of the Insurer. Only those settlements, stipulated judgments and Defense Costs which have been consented to by the Insurer shall be recoverable as Loss under the terms of this policy. The Insurer's consent shall not be unreasonably withheld, provided that the Insurer, when it has not assumed the defense of an Employment Practices Claim pursuant to this Clause 8, shall be entitled to effectively associate in the defense and the negotiation of any settlement of any Claim.

         The Insurer shall have the right to effectively associate with the Company in the defense of any Claim that appears reasonably likely to involve the Insurer, including but not limited to negotiating a settlement. The Company and the Insureds shall give the Insurer full cooperation and such information as it may reasonably require.

         With respect to an Employment Practices Claim, the Insurer may make any settlement of any Claim it deems expedient with respect to any Insured subject to such Insured's written consent. If any Insured withholds consent to such settlement, the Insurer's liability for all Loss on account of such Claim shall not exceed the amount for which the Insurer could have settled such Claim plus Defense Costs incurred as of the date such settlement was proposed in writing by the Insurer. Further, in the event that the Insurer is defending the Employment Practices Claim pursuant to this Clause 8 , then the Insurer shall be relieved of its duty to defend and shall thereafter tender the Claim back to the Insureds, who shall thereafter at their own expense and on their own behalf be responsible for the defense and any negotiation of such Claim independently of the Insurer.

         The Company is not covered in any respect under Coverage A or C(i); the Company is covered, subject to the policy's terms, conditions and exclusions, only with respect to its indemnification of the Directors or Officers of the Company under Coverage B and C(ii); the Company is covered under Coverage C(iii). Accordingly, the Insurer has no obligation under this policy for Defense Costs incurred by, judgments against or settlements by the Company arising out of a Claim made against the Company other than a covered Employment Practices Claim, or any obligation to pay Loss arising out of any legal liability that the Company has to the claimant except as respects a covered Employment Practices Claim against the Company and its Directors or Officers.

         With respect to (i) Defense Costs jointly incurred by, (ii) any joint settlement made by, and/or (iii) any adjudicated judgment of joint and several liability against the Company and any Director or Officer, in connection with any Claim other than an Employment Practices Claim, the Company and the Director(s) or Officer(s) and the Insurer agree to use their best efforts to determine a fair and proper allocation of the amounts as between the Company and the Director(s) or Officer(s) and the Insurer, taking into account the relative legal and financial exposures of and the relative benefits obtained by the Directors and Officers and the Company. In the event that a determination as to the amount of Defense Costs to be advanced under the policy cannot be agreed to, then the Insurer shall advance such Defense Costs which the Insurer states to be fair and proper until a different amount shall be agreed upon or determined pursuant to the provisions of this policy and applicable law.


  9.     PRE-AUTHORIZED CLASS ACTION EMPLOYMENT PRACTICES DEFENSE ATTORNEYS

         Only with respect to an Employment Practices Claim in the form of a class action (hereinafter a "Class Employment Practices Claim"):

         Affixed as Appendix A hereto and made a part of this policy is a list of Panel Counsel law firms ("Panel Counsel Firms") from which a selection of legal counsel shall be made to conduct the defense of any Class Employment Practices Claim against an Insured pursuant to the terms set forth below.

         In the event the Insurer has assumed the defense pursuant to Clause 8 of this policy, then the Insurer shall select a Panel Counsel Firm to defend the Insureds. Upon the written request of the Named Corporation, the Insurer may consent to a law firm selected by the Named Corporation, whether or not a Panel Counsel Firm, to defend the Insureds, which consent shall not be unreasonably withheld. If at any time thereafter a dispute arises between the Insurer and the Insureds involving the defense of the Claim, the Insurer and the Insured shall select a mutually agreeable replacement defense counsel from the Panel Counsel list.


         In the event the Insureds are defending the Class Employment Practices Claim, then the Insureds shall select a Panel Counsel Firm to defend the Insureds.

         The selection of the Panel Counsel Firm, whether done by the Insurer or the Insureds pursuant to the above rules, shall be from the jurisdiction in which the Class Employment Practices Claim is brought. In the event a Class Employment Practices Claim is brought in a jurisdiction not included on the list, the selection shall be made from a listed jurisdiction which is the nearest geographic jurisdiction to either where the Class Employment Practices Claim is maintained or where the corporate headquarters of the Named Corporation is located. In such instance the Insureds also may, with the consent of the Insurer, which consent shall not be unreasonably withheld, select a non-Panel Counsel Firm in the jurisdiction in which the Class Employment Practices Claim is brought to function as "local counsel" on the Class Employment

         Practices Claim to assist the Panel Counsel Firm which will function as "lead counsel" in conducting the defense of the Class Employment Practices Claim.

         With the express prior written consent of the Insurer, an Insured may select a Panel Counsel Firm different from that selected by other Insured defendants if such selection is required due to an actual conflict of interest or is otherwise reasonably justifiable.

         The list of Panel Counsel Firms may be amended from time to time by the Insurer. However, no change shall be made to the specific list attached to this policy during the Policy Period without the consent of the Named Corporation.



  10.    DISCOVERY CLAUSE

         Except as indicated below, if the Insurer or the Named Corporation shall cancel or refuse to renew this policy, the Named Corporation shall have the right, upon payment of an additional premium of 75% of the "full annual premium", to a period of one year following the effective date of such cancellation or nonrenewal (herein referred to as the "Discovery Period") in which to give to the Insurer written notice of Claims first made against the Insureds during said one year period for any Wrongful Act occurring prior to the end of the Policy Period and otherwise covered by this policy. As used herein, "full annual premium" means the premium level in effect immediately prior to the end of the Policy Period. The rights contained in this paragraph shall terminate, however, unless written notice of such election together with the additional premium due is received by the Insurer within 30 days of the effective date of cancellation or nonrenewal.

         In the event of a Transaction, as defined in Clause 12, the Named Corporation shall have the right, within 30 days before the end of the Policy Period, to request an offer from the Insurer of a Discovery Period (with respect to Wrongful Acts occurring prior to the effective time of the Transaction) for a period of no less than three years or for such longer or shorter period as the Named Corporation may request. The Insurer shall offer such Discovery Period pursuant to such terms, conditions and premium as the Insurer may reasonably decide. In the event of a Transaction, the right to a Discovery Period shall not otherwise exist except as indicated in this paragraph.

         The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancelable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.

  11.    CANCELLATION CLAUSE

         This policy may be canceled by the Named Corporation at any time only by mailing written prior notice to the Insurer or by surrender of this policy to the Insurer or its authorized agent.

         This policy may be canceled by or on the behalf of the Insurer only in the event of nonpayment of premium by the Named Corporation. In the event of non-payment of premium by the Named Corporation, the Insurer may cancel this policy by delivering to the Named Corporation or by mailing to the Named Corporation, by registered, certified, or other first class mail, at the Named Corporation's address as shown in Item 1 of the Declarations, written notice stating when, not less than 30 days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

         If the period of limitation relating to the giving of notice is prohibited or made void by any laws controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

  12.    CHANGE IN CONTROL OF NAMED CORPORATION

         If during the Policy Period:

                  a. the Named Corporation shall consolidate with or merge into, or sell all or substantially all of its assets to any other person or entity or group of persons and/or entities acting in concert; or

                  b. any person or entity or group of persons and/or entities acting in concert shall acquire an amount of the outstanding securities representing more than 50% of the voting power for the election of Directors of the Named Corporation, or acquires the voting rights of such an amount of such securities;

      (either of the above events herein referred to as the "Transaction")

         then this policy shall continue in full force and effect as to Wrongful Acts occurring prior to the effective time of the Transaction, but there shall be no coverage afforded by any provision of this policy for any actual or alleged Wrongful Act occurring after the effective time of the Transaction. This policy may not be canceled after the effective time of the Transaction and the entire premium for this policy shall be deemed earned as of such time. The Named Corporation shall also have the light to an offer by the Insurer of a Discovery Period described in Clause 10 of the policy.

         The Named Corporation shall give the Insurer written notice of the Transaction as soon as practicable, but not later than 30 days after the effective date of the Transaction.

  13.    SUBROGATION

         In the event of any payment under this policy, the Insurer shall be surrogated to the extent of such payment to all the Company's and the Insureds' rights of recovery thereof, and the Company and the Insureds shall execute all papers required and shall do everything that may be necessary to secure such rights including the execution of such documents necessary to enable the Insurer to effectively bring suit in the name of the Company and/or the Insureds. In no event, however, shall the Insurer exercise its rights of subrogation against an Insured under this policy unless such Insured has been convicted of a criminal act, or been judicially determined to have committed a deliberate fraudulent act, or obtained any profit or advantage to which such Insured was not legally entitled.

  14.    OTHER INSURANCE AND INDEMNIFICATION

         Such insurance as is provided by this policy shall apply only as excess over any other valid and collectible insurance.

         In the event of a Claim against a Director or Officer of the Company arising out of his or her serving as a director, officer, trustee or governor of an Outside Entity, coverage as is afforded by this policy shall be specifically excess of indemnification provided by such Outside Entity and any insurance provided to such Outside Entity with respect to its directors or officers.

         Further, in the event such other insurance provided to the Company or the Outside Entity is provided by the Insurer or any member company of American International Group, Inc. (AIG) (or would be provided but for the application of the retention amount, exhaustion of the limit of liability or failure to submit a notice of a Claim) then the maximum aggregate Limit of Liability for all Losses combined covered by virtue of this policy as respects any such Claim shall be reduced by the limit of liability (as set forth on the Declarations Page) of the other AIG insurance provided to the Company or such Outside Entity.

  15.    NOTICE AND AUTHORITY

         It is agreed that the Named Corporation shall act on behalf of the Subsidiaries, the Named Parent and all Insureds with respect to the giving of notice of Claim or giving and receiving notice of cancellation, the payment of premiums and the receiving of any return premiums that may become due under this policy, the receipt and acceptance of any endorsements issued to form a part of this policy and the exercising or declining to tender the defense of an Employment Practices Claim to the Insurer and the exercising or declining of any right to a Discovery Period.

  16.    ASSIGNMENT

         This policy and any and all rights hereunder are not assignable without the written consent of the Insurer.

  17.    ARBITRATION

         It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this policy, whether arising before or after termination of this policy, including any determination of the amount of Loss, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute.

                  Any party may commence such arbitration proceeding in either New York, New York; Atlanta, Georgia; Chicago, Illinois; or Denver, Colorado. The arbitrators shall give due consideration to the general principles of Delaware law in the construction and interpretation of the provisions of this policy; provided, however, that the terms, conditions, provisions and exclusions of this policy are to be construed in an evenhanded fashion as between the parties, including without limitation, where the language of this policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties).

         The written decision of the arbitrators shall be provided to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs.

         Each party shall bear equally the expenses of the arbitration.

  18.    ACTION AGAINST INSURER

         Except as provided in Clause 17 of the policy, no action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Insureds' obligation to pay shall have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Insureds, the claimant and the Insurer.

         Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Insureds or the Company to determine the Insureds' liability, nor shall the Insurer be impleaded by the Insureds or the Company or their legal representatives. Bankruptcy or insolvency of the Company or the Insureds or of their estates shall not relieve the Insurer of any of its obligations hereunder.


  19.    HEADINGS

                  The descriptions in the headings of this policy are solely for convenience, and form no part of the terms and conditions of coverage.

                                 ENDORSEMENT # 1


  This endorsement, effective 12:01 AM, June 01, 1997 forms a part of policy number 485-58-59 issued to WINK COMMUNICATIONS

  by     National Union Fire Insurance Company of Pittsburgh, Pa.

                 NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT
                                  (BROAD FORM)


  In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers:


  A. alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly the hazardous properties of nuclear material, including but not limited to:

         (1) nuclear material located at any nuclear facility owned by, or operated by or on behalf of, the Company, or discharged or dispersed therefrom; or

         (2) nuclear material contained in spent fuel or waste which was or is at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the Company; or

         (3) the furnishing by an insured or the Company of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; or

         (4) claims for damages to the company or its shareholders which alleges, arises from, is based upon, is attributed to or in any way involves, directly or indirectly, the hazardous properties of nuclear material.

  B.     (1)      which is insured under a nuclear energy liability policy
                  issued by the Nuclear Energy Liability Insurance Association,
                  Mutual Atomic Energy Liability underwriters or Nuclear
                  Insurance Association of Canada or would be insured under any such policy but for its termination or exhaustion of its Limit of Liability; or

         (2) with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                  (b) the Company or any insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

  As used in this endorsement:

  "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material;

                NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT# 1
                                  (BROAD FORM)



  "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

  "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

  "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph
  (a) or (b) thereof;

  "nuclear facility" means

  (a)    any nuclear reactor,

  (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

  (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235.

  (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all-premises used for such operations;

  "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.


  /s/ Tracy R. Sogal
  AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT # 2

  This endorsement, effective 12:01 AM, June 01, 1997 forms a part of policy number 485-58-59 issued to WINK COMMUNICATIONS

  by     National Union Fire Insurance Company of Pittsburgh, Pa.

                            CAPTIVE INSURANCE COMPANY

  In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payments for Loss in connection with any claim or claims made against the Directors or Officers alleging, arising out of, based upon or attributable to the ownership, management, maintenance and/or control by the Company of any captive insurance company or entity including but not limited to claims alleging the insolvency or bankruptcy of the Named Corporation as a result of such ownership, operation, management and control.


  /s/ Tracy R. Sogal
  AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT# 3

  This endorsement, effective 12:01 AM, June 01, 1997 forms a part of policy number 485-58-59 issued to WINK COMMUNICATIONS

  by     National union fire Insurance Company of Pittsburgh, Pa.

  COMMISSIONS EXCLUSION

  In consideration of the premium charged, It is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim made against the Directors and Officers, alleging, arising out of, based upon or attributable to:

  (I) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time domestic or foreign governmental or armed services officials, agents, representatives, employees or any members of their family or any entity with which they are affiliated; or

  (II) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time officials, directors, agents, partners, representatives, principal shareholders, or owners or employees, or affiliates (as that term is defined in The Securities Exchange Act of 1934, including any of their officers, directors, agents, owners, partners, representatives, principal shareholders or employees) of any customers of the company or any members of their family or any entity with which they are affiliated; or

  (III) Political contributions, whether domestic or foreign.


  /s/ Tracy R. Sogal
  AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT# 4

  This endorsement, effective 12:01 AM, June 01, 1997 forms a part of policy number 485-58-59 issued to WINK COMMUNICATIONS

  by     National Union Fire Insurance Company of Pittsburgh, Pa.

                       CALIFORNIA CANCELLATION/NONRENEWAL

                                   ENDORSEMENT

  Wherever used in this endorsement: 1) "we", "us", "our", and "insurer" mean the insurance company which issued this policy; and 2) "you", "your", "named insured", "First Named Insured", and "Insured" mean the Named Corporation, Named Organization, Named Sponsor, Named Insured, or Insured stated in the declarations page; and 3) "Other Insured(s)" means all other persons or entities afforded coverage under the policy.

  In consideration of the premium charged, it is hereby understood and agreed that the cancellation clause is replaced with the following:

  CANCELLATION

  The First Named Insured shown in the declarations may cancel the policy by mailing or delivering to the Insurer advance written notice of cancellation.

  If the policy has been in effect for more than sixty (60) days or if it is a renewal, effective immediately, the Insurer may not cancel the policy unless such cancellation is based on one or more of the following reasons:

  1. Nonpayment of premium, including payment due on a prior policy Issued by the Insurer and due during the current policy term covering the same risks.

  2. A judgement by a court or an administrative tribunal that the named Insured has violated any law of this state of or of the United States having as one of its necessary elements an act which materially Increases any of the risks insured against.

  3. Discovery of fraud or material misrepresentation by either of the following:

         a. The Insured or Other Insured(s) or his or her representative in obtaining the insurance; or

         b. The named Insured or his or her representative in pursuing a claim under the policy.

  4. Discovery of willful or grossly negligent acts or omissions, or of any violations of state laws or regulations establishing safety standards, by the named Insured or Other Insured(s) or a representative of same, which materially increase any of the risks insured against.

  5. Failure by the named Insured or Other Insured(s) or a representative of same to implement reasonable loss control requirements which were agreed to by the Insured as a condition of policy issuance or which were conditions precedent to the use by the Insurer of a particular rate or rating plan if the failure materially increases any of the risks insured

  6. A determination by the commissioner that the loss of, or changes in, an insurer's reinsurance covering all or part of the risk would threaten the financial integrity or solvency of the Insurer.

  7. A determination by the commissioner that a continuation of the policy coverage could place the Insurer in violation of the laws of this state or the state of its domicile or that the continuation of coverage would threaten the solvency of the Insurer.

  8. A change by the Named Insured or Other Insured(s) or a representative of same in the activities or property of the commercial or industrial enterprise which results in a material added risk, a materially increased risk or a materially changed risk, unless the added, increased, or changed risk is included in the policy.

  Notice of cancellation shall be delivered or mailed to the producer of record and the named Insured at least thirty (30) days prior to the effective date of cancellation. Where cancellation is for nonpayment of premium or fraud, notice shall be given no less than ten (10) days prior to the effective date of cancellation.

  NONRENEWAL

  If the Insurer decides not to renew the policy, the Insurer shall mail or deliver to the producer of record and the named Insured notice of nonrenewal at least sixty (60) days but no more than 120 days prior to the end of the policy period. The notice shall contain the reason for nonrenewal of the policy.

  RENEWAL

  If a policy has been in effect for more than sixty (60) days or if the policy is a renewal, effective immediately no increase in premium, reduction in limits, or change in the conditions of coverage shall be effective during the policy period unless based upon one of the following reasons:

  1. Discovery of willfull or grossly negligent acts or omissions, or of any violations of state laws or regulations establishing safety standards by the named Insured or Other Insured(s) which materially increase any of the risks or hazards insured against.

  2. Failure by the named Insured or Other Insured(s) to implement reasonable loss control requirements which were agreed to by the Insured as a condition of policy issuance or which were conditions precedent to the use by the Insurer of a particular rate or rating plan, if the failure materially increases any of the risks insured against.

  3. A determination by the commissioner that loss of or changes in an insurer's reinsurance covering all or part of the risk covered by the policy would threaten the financial integrity or solvency of the Insurer unless the change in the terms or conditions or rate upon which the premium is based is permitted.

  4. A change by the named Insured or Other Insured(s) in the activities or property of the commercial or industrial enterprise which results in a materially added risk, a materially increased risk, or materially changed risk, unless the added, increased, or changed risk is included in the policy.

  Written notice shall be mailed or delivered to the named Insured and the producer of record at least thirty (30) days prior to the effective date of any increase, reduction or change.

  All other terms, conditions and exclusions of the policy remain the same.


                                        /s/ Tracy R. Sogal
                                        AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #5

  This endorsement, effective 12:01 AM, June 01, 1997, forms a part of policy number 485-58-59 issued to WINK COMMUNICATIONS

  by:    NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

                         EXCLUSION (n) IPO MODIFICATION
                          FOR THE PRIVATE COMPANY FORM

                                        I

  In consideration of the premium charged, it is hereby understood and agreed that Clause 4, exclusions (i), (j) and (n) are deleted in their entirety and replaced by the following:



  (i) which is brought by any Insured, by the Company or by the Parent; or which is brought by any security holder of the Company or the Parent, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Insured, the Company or the Parent; provided, however, this exclusion (i) shall not apply to:

         (1) any Claim brought by an Insured where such Claim is in the form of a cross-claim or third party claim for contribution or indemnity which is part of and results directly from a Claim which is not otherwise excluded by the terms of this policy; or

         (2) an Employment Practices Claim brought by an employee other than an employee who is or was a Director of the Named Corporation or the Parent.

  Provided further, however, in the event that an Insured brings a cross-claim or third party claim, as described in sub-paragraph (1), against another Insured, then solely with respect to the Insured who brings the cross-claim or third party claim the Insurer shall not be liable for any Loss in connection with the Claim made against such Insured out of which such cross-claim or third party claim results.

  (j) for any Wrongful Act arising out of the Insured serving as a director, officer, trustee or governor of an Outside Entity if such Claim is brought by the Outside Entity or by any director, officer, trustee or governor thereof; or which is brought by any security holder of the Outside Entity, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, the Outside Entity, any director, officer, trustee or governor thereof, any Insured, the Company or the Parent.

  (n) alleging, arising out of, based upon or attributable to (1) the purchase or sale, or offer or solicitation of an offer to purchase or sell, any security of the Company, Outside Entity or an Affiliate AND
         (2) brought on or after the effective time of a purchase or sale, or an offer or solicitation of an offer to purchase or sell, any securities of the Company, Outside Entity or an Affiliate, by or on the behalf of the Company, Outside Entity or an Affiliate, in an INITIAL PUBLIC OFFERING, (hereinafter an OFFERING OF SECURITIES).

         This exclusion (n) shall apply, but not be limited to, any such Claim which alleges, arises out of, is based upon or is attributable to any Claim arising out of any alleged misrepresentations or non-disclosures in any written or oral statement, including but not limited to any Registration Statement, prospectus, offering circular, or other document or statement relating to the OFFERING OF SECURITIES, as well as any failure to file any document required to be filed with the Securities and Exchange Commission.

         It is further understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against the Insured(s) brought by a security holder of the Company, Outside Entity or an Affiliate on or after the effective time of an OFFERING OF SECURITIES, regardless of whether the securities held by such security holder were purchased in such OFFERING OF SECURITIES, are traceable to the OFFERING OF SECURITIES, or were purchased in the open market subsequent to the OFFERING OF SECURITIES.

         Notwithstanding the foregoing, however, this endorsement (n) shall not apply:

         (1) to any Claim brought by a security holder of the Company, Outside Entity or an Affiliate with regard to securities purchased or held by such security holder prior to the effective time of the OFFERING OF SECURITIES; or

         (2) in the event that within thirty days prior to the effective time of an OFFERING OF SECURITIES: the Company gives written notice thereof together with all particular and underwriting information relating thereto; the Insurer agrees, in its discretion, to grant coverage subject to such terms, conditions and additional premium as it may require; and the Company accepts such terms, conditions and additional premium. Such coverage is also subject to the Company paying when due any such additional premium.

  The term "Affiliate" means (i) the Parent, (ii) any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or in common control with, the Company or the Parent, or (iii) any person or entity that directly or indirectly through one or more intermediaries is a successor in interest to the Company or the Parent.

                                       II

  In consideration of the premium charged, it is hereby understood and agreed that clause 4, Exclusions, is amended by adding the following to the end thereof:

  (p) arising out of, based upon or attributable to payments to an Insured of any remuneration without the previous approval of the stockholders of the Company, Outside Entity or an Affiliate which payment without such previous approval shall be held to have been illegal;

         [The Wrongful Act of any Director or Officer shall not be imputed to any other Director or Officer for the purposes of determining the applicability of the foregoing exclusion (p)]


  ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

                                        /s/ Tracy R. Sogal
                                        AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #6

  This endorsement effective 12:01 AM, June 01, 1997, forms a part of policy number 485-58-59 issued to WINK COMMUNICATIONS by NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

  In consideration of the premium charged, it is hereby understood and agreed that the following amendments shall be made to this policy and incorporated therein:

  (1) Clause 1. Insuring Agreements, Coverage C: Employment Practices Liability Insurance, is deleted in its entirety.

  (2) The last sentence of Clause 1. Insuring Agreements, Coverage A ("Directors and Officers Insurance") and Coverage B ("Private Company Reimbursement Insurance") shall remain in full force and effect.



  ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.



                                        /s/ Tracy R. Sogal
                                        AUTHORIZED REPRESENTATIVE

             [SYMBOL NOT SHOWN] AMERICAN INTERNATIONAL COMPANIES(R)

             Name of Insurance Company to which Application is made
                          (herein called the "Insurer")

                      DIRECTORS AND OFFICERS LIABILITY AND
                 PRIVATE COMPANY REIMBURSEMENT INSURANCE POLICY


                            Wink Communications, Inc.
           Name of Insurance Policy to which Application is applicable


NOTICE: THE POLICY PROVIDES THAT THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. FURTHER NOTE THAT AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.


            IF A POLICY IS ISSUED, IT WILL BE ON A CLAIMS-MADE BASIS.


1.       APPLICANT'S

         (a)      Corporation name               Wink Communications, Inc.

         (b)      State of incorporation         California

         (c)      Date of incorporation          10/7/94

         (d)      Address                        1001 Marina Village Parkway
                                                 Alameda, CA 94501

         (e)      Parent Corporation:            same
                  Name and Address

         (f)      Nature of business             Software Development

         (g)      Primary SIC code(s):

         (h)      Corporation has been continually operating since 1994

         (i) Total number of locations (please check): one__ two X three__ more than three__

         (j) Does the Applicant operate any retail outlets? Yes__ No X (If "Yes", total number of retail outlets:_______________.)

  2.     (a)      Amount of insurance requested:                  $ 1 Million

         (b)      Self-insured retention desired (each loss):     $ 25,000.00

  3.     STOCK OWNERSHIP

         (a) Are any securities, equity or debt, of the Applicant (or its Subsidiaries) publicly traded? Yes___ No X

         (b)      Total number of voting shares outstanding 17,259,550

         (c)      Total number of voting shareholders 29

         (d) Total number of voting shares owned by its Directors (direct and beneficial) 6,748,500

         (e) Total number of voting shares owned by its Officers (direct and beneficial) who are not Directors 1.44m

         (f) Does any shareholder own five percent or more of the voting shares directly or beneficially? If so, designate name and percentage of holdings. (If no such shareholders, check here:
                  "none" yes.)
                  Brian Dougherty 26.4%    Maggie Wilderotter 7.6%

         (g) Are there any other securities convertible to voting stock? If so, describe fully. (If none, check here: "none"_____.) Options and warrants may be exercised for Common or Series B stock, which is voting stock

  4.     (a)      Complete list of all Directors of the Applicant by name and affiliation with other corporations. (If included as an attachment herein, check here X.) See Exhibit Schedule

         (b) Complete list of all Officers of the Applicant by name and affiliation with other corporations. (If included as an attachment herein, check here X.) See Exhibit Schedule

  5. List of all direct and Indirect Subsidiary corporations:

                                                               DATE           DOMESTIC OR
                          BUSINESS OR        PERCENTAGE      ACQUIRED         FOREIGN AND
                          TYPE OF               OF             OR               COUNTRY
     NAME                 OPERATION          OWNERSHIP       CREATED       OF INCORPORATION
  Wink Japan, Inc.                             100%          1/30/97        Foreign, Japan



  Coverage to include all Subsidiaries? Yes X No __. If "Yes", include complete list of Directors and Officers of each Subsidiary. If "No", include complete list of Directors and Officers of each Subsidiary for which coverage is requested. If included as an attachment herein, check here: X.

  6. Are any plans for merger, acquisition or consolidation of or by the Applicant or any of its Subsidiaries being considered? Yes X No __

         (a) If "Yes", have they been approved by the board of directors? Yes__ No__ Date of Approval___________________

         (b) If "Yes", have they been submitted to the shareholders for approval? Yes__ No__ Date of Approval_______________

  7. Does the Applicant or any of its Subsidiaries anticipate any registration of securities under the Securities Act of 1933 or any other offering of securities within the next year? Yes__ No X (if "Yes", give details and submit offering materials if available.)

  8.     (a)      There has not been nor is there now pending any claim(s)
                  against any person proposed for insurance in his or her capacity as a Director or Officer of the named Applicants or any of its Subsidiaries except as follows: (Attach complete details. If no such claims, check here: "none" X.)

         (b) There has not been nor is there now pending any employment practices claim(s) against the Applicants or any of its Subsidiaries except as follows: (Attach complete details. If no such claims, check here "none": X.)

  9.     (a)      No Director or Officer has knowledge or information of any act, error or omission which might give rise to a claim under the proposed policy except as follows: (Attach complete details. If they have no such knowledge or information, check here "none" X.)

         (b) Neither the Applicants nor any of its Subsidiaries has knowledge or information of any act, error or omission which might give rise to an employment practices claim under the proposed policy except as follows: Attach complete details. If they have no such knowledge or information, check here "none":
                  X.)

  10.    Has any Director or Officer:

         (a) Been involved in any antitrust, copyright or patent litigation? Yes__ No X

         (b) Been charged in any civil or criminal action or administrative proceeding with a violation of any federal or state antitrust or fair trade law? Yes__ No X

         (c) Been charged in any civil or criminal action or administrative proceeding with a violation of any federal or state securities law or regulation? Yes__ No X

         (d) Been involved in any representative actions, class actions, or derivative suits? Yes__ No X

         (If any of the above are answered "Yes", attach full details.)

  It is agreed that with respect to Questions 9 and 10 above, that if such knowledge, information or involvement exists, any claim or action arising therefrom is excluded from the proposed coverage.

  11. Does the Applicant have a human resources department: [X] Yes. [ ] No. (If "Yes", how many employees in this department. If "No", how is this function handled, please attach full details.) 2

  12. How many officers and other employees have resigned, been terminated (with or without cause) or retired within the last 24 months:

                  Employees_____________________
                  Officers___________________

  13. (a) Does the applicant have a written human resources manual or equivalent- written management guidelines and, if so, does the manual / guidelines indicate a policy or procedure with respect to the following events? (If no such manual or guidelines exist, check here: "none"[ ].) If such manual or guidelines exist, please also indicate whether decisions regarding these events are subject to prior review by the Applicant's Human Resources Department, Legal Department or Outside Legal Advisor.

  Individual decisions are always reviewed by


                                                  WITHIN HR              HR                LEGAL              OUTSIDE
                                                   MANUAL               DEPT               DEPT               LEGAL
                                               --------------      --------------     --------------     ---------------
  (1)   Written application for employment     [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
  (2)   Confidential treatment of medical      [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
        examinations
  (3)   Legally prohibited discrimination      [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
  (4)   Sexual Harassment                      [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
  (5)   Compliance with the Americans with     [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
        Disabilities Act
  (6)   Compliance with the 1991 Civil         [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
        Rights Act
  (7)   Employee disciplinary actions          [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
  (8)   Terminations, layoffs and early        [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
        retirements
  (9)   Employee outplacement services         [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No
  (10) Employee appraisals/reviews             [ ]Yes, [ ] No      [ ]Yes, [ ] No     [ ]Yes, [ ] No     [ ]Yes, [ ] No

                  (b) Does the applicant have an employee handbook which is distributed to all employees? [ ] Yes. [ ] No. (If "Yes", please attach such handbook to this application and so indicate here: []Attached.)

  14. Is the Applicant currently undergoing or does the Applicant contemplate undergoing during the next 12 months any employee layoffs to early retirement. (including ones resulting from any type of company restructuring or office, plant or store closing)?
         [  ] Yes.  [ ] No. (if "Yes", please attach full details.)

  15. Please provide on a separate attachment full details on all Wrongful Termination, Discrimination and Sexual Harassment claims made against the Applicant or any of its directors, officers or employees during the last five years including amounts of any judgments or settlements and costs of defense? (If no such claims, check here [ ] None.)

  16. Please provide on a separate attachment full details on all inquiries, investigations, grievance filings or other administrative hearings previously filed or currently before any local, state or federal agency governing employer responsibility to employees.

  17.    PREVIOUS DIRECTORS AND OFFICERS INSURANCE

         (a)      Name of insurance company                                  N/A

         (b)      Limit of Liability                                         N/A

         (c)      Self-insured retention                                     N/A

         (d)      Policy expiration date                                     N/A

         (e)      Premium (indicate one year or other)                       N/A

         (f)      Loss experience (Attach full details.
                  If no losses, check here:                                  N/A

  18. Has any insurance carrier refused, canceled or nonrenewed any Directors and Officers or Employment Practices insurance coverage?*** Yes__ No X

         (If "Yes", attach full details including when and reason.)

  [***MISSOURI APPLICANTS NEED NOT REPLY.]

  19.    Previous Employment Practices Insurance

         (a)      Name of insurance company                                 NONE

         (b)      Limit of Liability

         (c)      Self-insured retention

         (d)      Policy expiration date

         (e)      Premium (indicate one year or other)

         (f) Loss experience (Attach full details. If no losses, check here:____

  20. Name of Risk Manager and General Counsel (or equivalent position) and number of years in current position:

                     Risk Mgr: Chanel S. Aquino - 2.5 years.
                     Outside General Counsel: Wilson, Sonsini, Goodrich & Rosati

  21. ATTACH COPIES OF THE FOLLOWING FOR THE APPLICANT AND, TO THE EXTENT AVAILABLE, EACH OF ITS SUBSIDIARIES:

         (a)      Latest annual report or audited Financial Statement.
                                                            See Exhibit Schedule

         (b)      Latest interim financial statement available.
                                                            See Exhibit Schedule

         (c)      All proxy statements and Notices of Annual Meeting of
                  Stockholders within the last twelve months.                N/A

         (d) Copy (certified by Corporate Secretary) of the indemnification provisions of the charter and the by-laws. Also attach copy of any corporate indemnification agreement. See Exhibit Schedule No corporate indemnification agreements.

         (e)      Latest CPA management letter along with applicant's responses
                  to any recommendations made therein.                       N/A

         (f)      Employee Handbook.                                         N/A

         (g)      Human Resources Manual/Guidelines.                         N/A

         (h) Procedures respecting applicants for employment, employee discipline, termination, alleged harassment or discrimination.
                                                                             N/A

         (i)      Latest EEO-1 report                                        N/A


  THE UNDERSIGNED AUTHORIZED OFFICER OF THE APPLICANT DECLARES THAT THE STATEMENTS SET FORTH HEREIN ARE TRUE. THE UNDERSIGNED AUTHORIZED OFFICER AGREES THAT IF THE INFORMATION SUPPLIED ON THIS APPLICATION CHANGES BETWEEN THE DATE OF THIS APPLICATION AND THE EFFECTIVE DATE OF THE INSURANCE, HE/SHE (UNDERSIGNED) WILL, IN ORDER FOR THE INFORMATION TO BE ACCURATE ON THE EFFECTIVE DATE OF THE INSURANCE, IMMEDIATELY NOTIFY THE INSURER OF SUCH CHANGES, AND THE INSURER MAY WITHDRAW OR MODIFY ANY OUTSTANDING QUOTATIONS AND/OR AUTHORIZATIONS OR AGREEMENTS TO BIND THE INSURANCE.

  SIGNING OF THIS APPLICATION DOES NOT BIND THE APPLICANT OR THE INSURER TO COMPLETE THE INSURANCE, BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE CONTRACT SHOULD A POLICY BE ISSUED, AND IT WILL BE ATTACHED TO AND BECOME PART OF THE POLICY.

  ALL WRITTEN STATEMENTS AND MATERIALS FURNISHED TO THE INSURER IN CONJUNCTION WITH THIS APPLICATION ARE HEREBY INCORPORATED BY REFERENCE INTO THIS APPLICATION AND MADE A PART HEREOF.

  FOR KENTUCKY APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

  FOR NEW YORK APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

  FOR OHIO APPLICANTS: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

  FOR PENNSYLVANIA APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

  FOR NEW JERSEY APPLICANTS: ANY PERSON WHO INCLUDES ANY FALSE OR
  MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

  FOR FLORIDA APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY IN THE THIRD DEGREE.

  Signed /s/ Maggie Wilderotter
                  (Applicant)


  Date  July 31, 1997

  Title  President & CEO         Corporation___________
     (must be signed by Chairman of the Board or President      (Corporate Seal)


  Attest
          ------------------------------------
  Broker
          ------------------------------------
  Address
          ------------------------------------


         Please read the following statement carefully and sign where indicted. If a policy is issued, this signed statement will be attached to the policy.

         The undersigned authorized officer of the Applicant hereby acknowledges that he/she is aware that the limit of liability contained in this policy shall be reduced, and may be completely exhausted, by the costs of legal defense and, in such event, the Insurer shall not be liable for the cost of legal defense or for the amount of any judgment or settlement to the extent that such exceeds the limit of liability of this policy.

         The undersigned authorized officer of the Applicant hereby further acknowledges that he/she is aware that legal defense costs that are incurred shall be applied against the retention amount.




  Signed /s/ Maggie Wilderotter
                  (Applicant)

  Date   July 31, 1997

  Title  President & CEO
         (must be signed by Chairman of the Board or President)